SUMMARY PROSPECTUS	March 29, 2024

Horizon Multi-Factor Small/Mid Cap Fund

(formerly, Horizon U.S. Defensive Small/Mid Cap Fund)

Advisor Class: HSMBX

Institutional Class: HSMIX

Investor Class: HSMNX

Before you invest, you may want to review the Prospectus for the Multi-Factor Small/Mid Cap Fund (as defined below), which contains more information about the Multi-Factor Small/Mid Cap Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2024, are incorporated by reference into this Summary Prospectus. You can find the Multi-Factor Small/Mid Cap Fund’s Prospectus, SAI, reports to shareholders, and other information about the Multi-Factor Small/Mid Cap Fund online at www.horizonmutualfunds.com/smid-fund.html. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective: The investment objective of the Horizon Multi-Factor Small/Mid Cap Fund (the “Multi-Factor Small/Mid Cap Fund”) is capital appreciation.

Fees and Expenses of the Multi-Factor Small/Mid Cap Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Multi-Factor Small/Mid Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	2.59%	2.48%	2.48%
Total Annual Fund Operating Expenses	3.64%	3.28%	3.38%
Fee Waiver and Expense Reimbursements(2)	-2.40%	-2.29%	-2.29%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.24%	0.99%	1.09%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)

The Multi-Factor Small/Mid Cap Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), has contractually agreed to waive its fees and reimburse expenses of the Multi-Factor Small/Mid Cap Fund, at least until March 31, 2025, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.99% of average daily net assets for each of the Advisor Class, Investor Class and Institutional Class shares; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Fund.

Example: This Example is intended to help you compare the cost of investing in the Multi-Factor Small/Mid Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Multi-Factor Small/Mid Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Multi-Factor Small/Mid Cap Fund’s operating expenses remain the same (taking into account the contractual expense limitation). The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2025. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$126	$892	$1,679	$3,741
Institutional Class	$101	$795	$1,513	$3,420
Investor Class	$111	$825	$1,562	$3,512

Portfolio Turnover

The Multi-Factor Small/Mid Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Multi-Factor Small/Mid Cap Fund’s performance. During the fiscal period ended November 30, 2023, the Multi-Factor Small/Mid Cap Fund’s portfolio turnover rate was 179% of the average value of the portfolio.

Principal Investment Strategies of the Multi-Factor Small/Mid Cap Fund

The Multi-Factor Small/Mid Cap Fund seeks to achieve its investment objective by investing primarily in small and mid-cap U.S. equity securities. In addition, the Fund employs defensive techniques, including strategic portfolio positioning, to achieve lower overall volatility as compared to the market generally.

Under normal circumstances, the Multi-Factor Small/Mid Cap Fund will invest not less than 80% of the value of its net assets in the equity securities of small and mid-cap U.S. issuers. The Multi-Factor Small/Mid Cap Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), generally considers small and mid-cap issuers to be those that are within the range of the S&P 600 and S&P 400 indices, respectively, when purchased.

Horizon selects and weights securities using a flexible approach that combines active management and quantitative models to allocate the Fund’s portfolio between issuers, sectors and/or factors (e.g., growth, value, momentum, quality, size and volatility) that Horizon believes offer the opportunity for the highest projected return for a given amount of risk. Horizon assesses projected return and expected risk by diversifying across stocks that have one or more high quality underlying fundamentals, such as: high profitability and stable earnings; low price variability; low fundamental valuation measures; and high recent price trends. Horizon may add or modify these characteristics as economic conditions change. In constructing the portfolio, Horizon may consider industry and position constraints to ensure sufficient diversification, as determined by Horizon. The Defensive Small/Mid-Cap Fund expects equity securities with the foregoing characteristics in aggregate to have a defensive tilt, and therefore the Defensive Small/Mid-Cap Fund may lag the performance of traditional U.S. Small/Mid-Cap equity markets in strong up markets, but is designed to outperform when U.S. Small/Mid-Cap equity markets decline. The Multi-Factor Small/Mid Cap Fund will primarily invest in common stocks and public real estate investment trusts (“REITs”). Depending on market conditions, the Multi-Factor Small/Mid Cap Fund may at times focus its investments in particular sectors or areas of the economy. The Defensive Small/Mid-Cap Fund expects to engage in frequent buying and selling of securities to achieve its investment objective.

Options. The Multi-Factor Small/Mid Cap Fund may also buy or write put and call options for investment purposes, to hedge other investments, or to generate option premiums for the Fund. The Multi-Factor Small/Mid Cap Fund’s options investments may involve “covered” positions where the Fund may write a call option on an underlying position to generate income. The Multi-Factor Small/Mid Cap Fund may involve a “collateralized” strategy more generally, where the Multi-Factor Small/Mid Cap Fund may write put options on a security whose value is collateralized by cash (“cash-secured puts”) or otherwise collateralized by the Fund’s securities.

The Multi-Factor Small/Mid Cap Fund’s option strategies may involve options combinations, such as spreads, straddles and collars. In “spread” transactions, the Multi-Factor Small/Mid Cap Fund buys and writes a put or buys and writes a call on the same underlying instrument with the options having different exercise prices, expiration dates, or both. When the Multi-Factor Small/Mid Cap Fund engages in spread transactions, it seeks to profit from differences in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. In “straddles,” the Multi-Factor Small/Mid Cap Fund purchases a put option and a call option or writes a put option and a call option on the same instrument with the same expiration date and the same exercise price. A “collar” position combines a put option purchased by the Multi-Factor Small/Mid Cap Fund (the right of the Multi-Factor Small/Mid Cap Fund to sell a specific security within a specified period) with a call option that is written by the Multi-Factor Small/Mid Cap Fund (the right of the counterparty to buy the same security) in a single instrument, and the Multi-Factor Small/Mid Cap Fund’s right to sell the security is typically set at a price that is below the counterparty’s right to buy the security. Thus, the combined position “collars” the performance of the underlying security, providing protection from depreciation below the price specified in the put option, and allowing for participation in any appreciation up to the price specified by the call option. In each case, the premium received for writing an option offsets, in part, the premium paid to purchase the corresponding option; however, downside protection may be limited as compared to just owning a single option. There is no limit on the number or size of the options transactions in which the Multi-Factor Small/Mid Cap Fund may engage.

Principal Risks of the Multi-Factor Small/Mid Cap Fund

Many factors affect the Multi-Factor Small/Mid Cap Fund’s performance. The Multi-Factor Small/Mid Cap Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Multi-Factor Small/Mid Cap Fund invests. The Multi-Factor Small/Mid Cap Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Multi-Factor Small/Mid Cap Fund.

Management Risk. The ability of the Multi-Factor Small/Mid Cap Fund to meet its investment objective is directly related to the allocation of the Multi-Factor Small/Mid Cap Fund’s assets. Horizon may allocate the Multi-Factor Small/Mid Cap Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Multi-Factor Small/Mid Cap Fund’s value may be adversely affected. Horizon’s analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters could be wrong and may not produce desired results.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Multi-Factor Small/Mid Cap Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to restrictions and halts. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

Domestic Strategy Risk. Because the Multi-Factor Small/Mid Cap Fund will invest primarily in securities of U.S. issuers, the Multi-Factor Small/Mid Cap Fund is subject to the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure, and the Fund will be restricted in its ability to allocate its investments to the securities of non-U.S. issuers.

Smaller and Medium Issuer Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Real Estate Risk. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations. REIT performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

Options Risk. The value of an option will fluctuate in response to changes in the value of the underlying security or index. In addition, investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Multi-Factor Small/Mid Cap Fund to potentially significant losses. If the Multi-Factor Small/Mid Cap Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Multi-Factor Small/Mid Cap Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Multi-Factor Small/Mid Cap Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium.

Quantitative Model Risk. The Multi-Factor Small/Mid Cap Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Multi-Factor Small/Mid Cap Fund’s portfolio. The impact of these metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular securities in the Multi-Factor Small/Mid Cap Fund’s portfolio. Any of these factors could cause the Multi-Factor Small/Mid Cap Fund to underperform funds with similar strategies that do not select investments based on quantitative analysis.

Turnover Risk. As a result of its trading strategies, the Multi-Factor Small/Mid Cap Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the Multi-Factor Small/Mid Cap Fund, and may also result in the realization of short-term capital gains. The Multi-Factor Small/Mid Cap Fund must generally distribute realized capital gains to shareholders, increasing the Multi-Factor Small/Mid Cap Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates.

Equity Securities Risk. The prices of equity securities are volatile and may fluctuate in response to many factors. The market price of equity securities owned by the Multi-Factor Small/Mid Cap Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Focus Risk. To the extent that the Multi-Factor Small/Mid Cap Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Multi-Factor Small/Mid Cap Fund’s performance.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Multi-Factor Small/Mid Cap Fund’s service providers or counterparties, issuers of securities held by the Multi-Factor Small/Mid Cap Fund, or other market participants may adversely affect the Multi-Factor Small/Mid Cap Fund and its shareholders, including by causing losses for the Multi-Factor Small/Mid Cap Fund or impairing its operations.

New Fund Risk. The Fund was recently formed and has a limited operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Multi-Factor Small/Mid Cap Fund by showing the Multi-Factor Small/Mid Cap Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Multi-Factor Small/Mid Cap Fund’s average annual returns compare with those of a broad measure of market performance. The Defensive Core Fund’s past performance, before and after taxes, is not necessarily an indication of how the Multi-Factor Small/Mid Cap Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 12.46% (for the quarter ended December 31, 2023). The worst performance was -1.58% (for the quarter ended September 30, 2023).

Multi-Factor Small/Mid Cap Fund
Average Annual Total Returns

For the periods ended December 31, 2023	One Year	Since Inception of Class*
Investor Class
Return Before Taxes	23.72%	22.76%
Return After Taxes on Distributions	23.45%	22.50%
Return After Taxes on Distributions and Sale of Fund Shares	14.15%	17.31%
Advisor Class
Return Before Taxes	N/A	14.74%
S&P 1000 Total Return Index (reflects no deduction for fees, expenses or taxes)**	16.35%	17.13%

*

Inception date is December 20, 2022 for Investor Class Shares and March 7, 2023 for Advisor Class Shares. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Multi-Factor Small/Mid Cap Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after-tax returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 1000® Total Return Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Index returns do not reflect the effects of fees or expenses. Investors cannot invest directly in an index or benchmark. Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Multi-Factor Small/Mid Cap Fund during the periods shown.

Investment Adviser

The Multi-Factor Small/Mid Cap Fund’s investment adviser is Horizon Investments, LLC.

Portfolio Managers

Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Multi-Factor Small/Mid Cap Fund as Co-Portfolio Managers. Mr. Ladner, Dr. Dickson, and Mr. Hill have been Co-Portfolio Managers of the Multi-Factor Small/Mid Cap Fund since its inception in 2022.

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the Multi-Factor Small/Mid Cap Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Multi-Factor Small/Mid Cap Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Multi-Factor Small/Mid Cap Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Multi-Factor Small/Mid Cap Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information

The Multi-Factor Small/Mid Cap Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Multi-Factor Small/Mid Cap Fund through a broker-dealer or other financial intermediary (such as a bank), the Multi-Factor Small/Mid Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Multi-Factor Small/Mid Cap Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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